DEFERRED TAX EXPENSE (Details) - USD ($)	Mar. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Deferred income tax assets:
Allowance for bad debt	$ 44,000	$ 21,000
Warrants expense	2,317,000	2,216,000
Derivatives expense	1,192,000	1,274,000
Net operating losses	3,350,000	3,227,000	$ 70,700
Total	6,903,000	6,738,000	70,700
Valuation allowance	$ (6,903,000)	$ (6,738,000)	$ (70,700)
Net deferred tax assets